SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 16, 2002
                        (Date of earliest event reported)


                             NUPRO INNOVATIONS INC.
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-28433                                          84-0893269
(Commission File Number)                    (IRS Employer Identification Number)


                            3296 EAST HEMISPHERE LOOP
                                 TUCSON, ARIZONA
                                   85706-5013
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (520) 547-3510
              (Registrant's telephone number, including area code)

Item 5. Other Events

On February 16, 2002, the Board of Directors of the Company accepted the resignation of Elke Veselinovic to the offices of President and Chief Executive Officer with the Company. The Board also unanimously approved the appointment of Reiner Becker, current Chairman of the Board, to the offices of President and Chief Executive Officer. A copy of a press release announcing the foregoing is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

Item 7. Exhibits

Exhibit No.         Description of Exhibit
-----------         ----------------------
99.3                Press Release dated February 20, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NUPRO INNOVATIONS INC.


Date: February 20, 2002                By: /s/ Reiner Becker
      ----------------------               -------------------------------------
                                           Reiner Becker
                                           President and Chief Executive Officer